UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2017

Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 24, 2017, Tesoro Corporation held a special meeting of its stockholders (the “Special Meeting”) in connection with the merger transaction (“Merger”) contemplated by the Agreement and Plan of Merger, dated as of November 16, 2016 (the “Merger Agreement”), as such agreement may be amended from time to time, among us, Western Refining, Inc. (“Western”), Tahoe Merger Sub 1, Inc. and Tahoe Merger Sub 2, LLC.

As of the close of business on February 10, 2017, the record date for the Special Meeting, there were 116,986,291 outstanding shares of Tesoro common stock. 98,883,592 shares of Tesoro’s common stock were represented in person or by proxy at the Special Meeting and, therefore, a quorum was present. The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal presented at the Special Meeting was:

1.	Proposal to approve the issuance of shares of Tesoro common stock in connection with the Merger as contemplated by the Merger Agreement.

For	Against	Abstentions	Broker Non-Votes
91,051,367	181,827	402,311	7,248,087
The proposal was approved, having received “FOR” votes from a majority of the votes cast by our stockholders present in person or by proxy at the Special Meeting and entitled to vote on the proposal.

2.	Proposal to adopt an amendment to Tesoro Corporation’s restated certificate of incorporation increasing the number of authorized shares of Tesoro common stock from 200 million to 300 million.

For	Against	Abstentions	Broker Non-Votes
96,167,060	2,342,494	374,038	—
The proposal was approved, having received “FOR” votes from a majority of the shares of Tesoro common stock outstanding as of the close of business on the record date and entitled to vote on the proposal.

3.
Proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

For	Against	Abstentions	Broker Non-Votes
87,158,056	11,297,019	428,517	—
The proposal was approved, having received “FOR” votes from a majority of the shares of Tesoro common stock present in person or by proxy at the Special Meeting and entitled to vote on the proposal.

Item 8.01	Other Events.

On March 24, 2017, we issued a press release announcing the results of our Special Meeting and of the special meeting of Western Refining stockholders held on March 24, 2017. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Tesoro Corporation, dated March 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2017

TESORO CORPORATION
By:	/s/ STEVEN M. STERIN
Steven M. Sterin
Executive Vice President and Chief Financial Officer

Index to Exhibit

Exhibit Number	Description
99.1	Press Release of Tesoro Corporation, dated March 24, 2017.

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